Information contained herein, marked with [***], is being filed pursuant to a request for confidential treatment.

                                                                   Exhibit 10.51



                              ON-LENDING AGREEMENT

                                 by and between

                  Shanxi Branch of the China Construction Bank
                                  (the Lender)

                                       and

                   Yangcheng International Power Company Ltd.
                                 (the Borrower)







                                     , 1997

                                Table of Contents

         Article 1         Definition

         Article 2         Amount and Purpose of the Loan

         Article 3         Preconditions for Using the Loan

         Article 4         Use of the Loan

         Article 5         Interest and Fees of the Loan

         Article 6         Repayment

         Article 7         Overdue Interest

         Article 8         Change in Situation

         Article 9         Insurance

         Article 10        Tax

         Article 11        Guarantee

         Article 12        Promises

         Article 13        Events of Default

         Article 14        The Lender's Exercise of Rights

         Article 15 Assignment of the Rights and Obligations of the Lender and the Borrower

         Article 16        Amendment and Supplement

         Article 17        Dispute Resolution

         Article 18        Effectiveness of the Annexes

         Article 19        Miscellaneous

         Article 20        Effectiveness

         Article 21        Modes of Notification

Annexes:

     1. "Regarding the Accord on the Repayment of Special-purpose Funds of the On-lending Loan for Issuance of Bonds Overseas" by the Yangcheng International Power Company Ltd. (hereinafter referred to as "the Accord on Special-purpose Funds")

     2. Letter of Guaranty for Repayment

     3. "Schedule on the Repayment of Special-purpose Funds of the On-lending Loan for Issuance of Bonds Overseas" by the Yangcheng International Power Company Ltd. (hereinafter referred to as "the Schedule for Repayment of Principal with Interest")

                              ON-LENDING AGREEMENT

         Borrower:  Yangcheng International Power Company Ltd.

         Address:   No. 15, Shuangtashi Street, Taiyuan City, Shanxi Province

         Lender:    Shanxi Branch of  China Construction Bank

         Address:   No. 6, Yingze Street (west), Taiyuan City, Shanxi Province


         In order to construct the Shanxi Yangcheng Power Plant project, the Borrower entrusts the China Construction Bank to raise funds overseas. In accordance with the entrustment of the Borrower and with the approval of the State Planning Commission, the State Administration of Exchange Control and the State Administration of Taxation, the China Construction Bank signed in Hong Kong on April 4, 1997 a relevant agreement with overseas financial institutions on the issuance of [***] bonds.

         With the authorization of the Head Office of the China Construction Bank, the Lender and the Borrower have, through friendly consultations, reached the following agreement in connection with the [***] of the funds raised through the issuance of the above-mentioned bonds:

         Article 1   Definition

         Unless otherwise specifically stipulated, in this On-lending Agreement:

         "Offering Circular" shall mean the circular issued on April 4, 1997.

         "Terms of Bonds" shall mean the terms as recorded in the bonds.

         "Lender" shall mean the Shanxi Branch of the China Construction Bank.

         "Borrower" shall mean the Yangcheng International Power Company Ltd.

         "Guarantor" shall mean the legal entity which issues guaranty for the repayment of principal, interest and relevant fees under this On-lending Agreement, namely the North China Electric Power Group Corporation, Jiangsu Provincial International Trust and Investment Company, Shanxi Energy Enterprise (Group) Company, Shanxi Provincial Power Company and Jiangsu Provincial Power Company.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         "Issuer" shall mean the China Construction Bank.

         "Fiscal Agent" shall mean the Chase Manhattan Bank, London Branch or its successor the Chase Manhattan Bank, Hong Kong Branch.

         "Managing Agents" shall mean

         1)  Bayerische Landesbank Girozentral, Hong Kong Branch;
         2)  Daiwa Securities (H.K.) Ltd.
         3)  The Development Bank of Singapore Ltd.
         4)  Merrill Lynch Far East Limited
         5)  Sakura Finance Asia Limited

          "Fiscal Agency Agreement" shall mean the Fiscal Agency Agreement executed on April 4, 1997 by and between the Issuer and the Fiscal Agents.

         "Subscription Agreement" shall mean the Bonds Subscription Agreement executed on April 4, 1997 by and between the Issuer and the Managing Agents.

         "Bonds" shall mean, pursuant to the Fiscal Agency Agreement, the issuance of a total amount of [***] bonds at US$ floating interest rate with a term of five years.

         "Net Proceeds from Bonds" shall mean an amount of [***] million which is the balance from the total proceeds from the issuance of bonds minus the total commission for the issuance of bonds and other expenses.

         "External Agreements" shall mean in general the Fiscal Agency Agreement, the Subscription Agreement, the Offering Circular and the Terms of Bonds.

         "Business Day" shall mean a day when the China Construction Bank and the commercial banks of Hong Kong, New York and London are open for business.

         "Maturity Date of Bonds" shall mean the interest payment day of April 11, 2002 on which the Issuer shall accept the request for honor on the part of bondholders.

         "Interest Payment Day" shall mean April 11 and October 11 of each year from the issuance of bonds on April 11, 1997 to the Maturity Date of Bonds (inclusive), if such day falls on a non-business day, it shall be adjusted pursuant to Article 5.1.3 of this Agreement, but the date as notified by the Lender shall prevail in the end.

         "Interest Period" shall mean the period beginning from an Interest Payment Day (inclusive) to the next Interest Payment Day (non-inclusive), but the first Interest Period shall begin in 1997.

         "Interest Rate of Overseas Fund-raising" shall mean the six-month [***] as stipulated in the External Agreements.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         "On-lending Fee Rate" shall mean the rate of on-lending fees under this Agreement whose annual rate is %.

         "Issuance Underwriting Fee" shall mean the commission charges collected by the underwriting banking syndicate from the Issuer for underwriting bonds.

         "Determination Date for Interest Rate" shall mean the date for determining the US$ floating interest rate as stipulated in the External Agreements.

         "LIBOR" shall mean the LIBOR US$ floating interest rate as referred to in the External Agreements.

         Clause headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

         Article 2   Amount and Purpose of the Loan

         2.1 The on-lending loan under this On-lending Agreement is a part of the total [***] which are issued by the Issuer pursuant to the trust of the Borrower, the amount of the Loan being [***].

         Article 3   Preconditions for Using the Loan

         The loan under this On-lending Agreement can only be used when all the following conditions are met:

         3.1 To provide at least 30 days prior to drawing money and subject to the confirmation of the Lender the receipt of the following documents:

               (1) A photo copy of the Borrower's effective business license issued by the authority for industry and commerce;

               (2) A copy of the latest articles of association of the
                   Borrower's enterprise or other document with equal effectiveness;

               (3) A copy of the SPC's approval document to the proposal for the construction project of the Borrower;

               (4) The Borrower's letter of authorization authorizing the China
                   Construction Bank to raise funds overseas;

               (5) A copy of the approval document of relevant governmental authority which has listed the project in the State or provincial plan;

               (6) The foreign exchange (on-lending) loan registration and the notice for the opening of the account for repayment of investment with


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                   interest of foreign exchange (on-lending) loan which are issued by the local administration of exchange control have been obtained by the Borrower;

               (7) The unconditional, irrevocable and payment-upon-demand letter of guaranty for repayment provided by the Borrower's Guarantor pursuant to the form and content in Annex 2;

               (8) Effective evidence that the Borrower has covered insurance with a Chinese insurance company in accordance with the stipulations of this Agreement;

               (9) The report for project commencement approved by a competent authority of the State;

               (10) The Borrower has obtained the foreign debt registration issued by the local administration of foreign exchange;

               (11) The signature book and specimen official seal (signature) of the authorized signatory of the Borrower;

               (12) Other documents deemed necessary by the Lender.

         3.2 The letter of guaranty for repayment issued by the Guarantor pursuant to the form and content in Annex 2 has become effective.

         3.3 The Borrower has paid all the fees due pursuant to Article 5.2.1 and Article 5.2.2 of this Agreement at the request of the Lender.

         3.4   The Borrower has committed no act of default as described in
               Article 13 or any act that might lead to default.

         3.5 The Guarantor has not violated any obligation stipulated in the letter of guaranty for repayment.

         3.6 The Borrower reaffirms that the guaranty which it makes in this Agreement is true, accurate and effective.

         Article 4   Use of the Loan

         The Lender will credit the loan under this Agreement to the account which the Borrower has opened in the Lender's bank on April 11, 1997, namely the date when the funds collected from the issuance of bonds have been credited to the Lender's account. Regardless of when the Borrower will use the loan, the interest on the loan under this On-lending Agreement shall be accrued from April 11, 1997.

         Article 5   Interest and Fees of the Loan

         5.1     Interest

         5.1.1 The Borrower shall pay interest on time pursuant to the interest rate of the loan which under this Agreement is the sum of the interest rate for overseas fund-raising and the rate of on-lending fee, namely the sum of the six months [***] after the Determination Date of Interest Rate and the rate of on-lending fee [***]. The specific interest rate as notified to the Borrower by the Lender shall govern.

         5.1.2 The Borrower shall pay interest to the Lender at each corresponding Interest Payment Day on the basis of the balance on the loan. The interest shall be calculated by the actual number of days on the basis of 360 days a year. The specific interest payment schedule and method of payment shall be carried out in accordance with the "Schedule on Repayment of Investment with Interest" (Annex 3) and the "Accord on Special-purpose Funds" (Annex 1) respectively.

         5.1.3 If the Interest Payment Day falls on a non-business day, the next business day shall be taken as the Interest Payment Day pursuant to the stipulation on Business Day in the External Agreements; if the next business day falls on another calendar month, it shall be advanced to the last business day of the current calendar month, but the date as notified by the Lender shall govern in the end.

         5.2     Fees

         5.2.1 The fees (including issuance underwriting fee, issuance miscellaneous expenses and financial agency fee) totaling [***] (the Issuer's overseas attorney fees which are not included hereto shall be decided by the Lender in a specific notice) under the Fiscal Agency Agreement and the Subscription Agreement which are collected from the Issuer by the Fiscal Agent and the Managing Agents shall be deducted directly from the loan by the Lender.

         5.2.2 The corresponding fees (including but not being limited to attorney fees, travel expenses and contractual fees) incurred by the Lenders in arranging the on-lending loan shall all be borne by the Borrower.

         5.3 The interest and fees as stipulated in the above articles with the exception of Article 5.2.2 shall all be paid in US Dollar cash while the fees as described in Article 5.2.2 shall be paid in US Dollar cash or RMB at the request of the Lender and the specific method of payment shall be carried out in accordance with the "Payment Notice" delivered by the Lender.

         5.4 All the payments made by the Borrower to the Lender under this Agreement shall be executed in the precedence of payments of expenses, overdue payment, interest and principal.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         5.5 If the maturity date of any payable under this Agreement falls on a non-business day, it shall be postponed to the next business day; if the next business day falls on another calendar month, it shall be advanced to the last business day of the current calendar month, but the date as notified by the Lender shall govern in the end.

         Article 6   Repayment

         6.1 The date of repayment for the Loan under this Agreement is the Maturity Date of Bonds, namely the Interest Payment Date on April 11, 2002, but the occurrence of an event of default as stipulated in Article 13 of this On-lending Agreement is an exception.

         6.2 The loan principal totaling [***] under this Agreement shall be repaid in lump-sum US Dollar cash.

         6.3 The "Schedule on the Repayment of Investment with Interest" (Annex 3) provided by the Lenders shall govern the specific repayment schedule.

         6.4 The specific method of repayment shall be carried out in accordance with the "Accord on Special-purpose Funds" (Annex 1) executed by and between the Borrower and the Lender.

         Article 7   Overdue Interest

         7.1 If the Borrower fails to repay any sum (including principal, interest and fees) due pursuant to the stipulations of this Agreement, the Lender will accrue overdue interest from the Borrower in relation to the overdue amount from the accrual date (including such date) to the actual payment day (including such day), the overdue interest will be the higher of the following:

                 (1) 1.3 times as much as the Lender's cash loan interest rate in the same period;
                 (2) The loan interest rate (the sum of the overseas fund-raising interest rate and the rate of on-lending fee) under this Agreement [***].

         7.2 If the overdue exceeds one interest period, a compound interest shall be accrued on the overdue sum.

         7.3 The collection of overdue interest shall not affect the implementation of Article 13 of this Agreement.

         Article 8   Change in Situation

         If due to changes in factors such as domestic and foreign laws and decrees and market conditions which hinder the performance of the External Agreements or lead


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

to bondholder's demand for redeeming its bonds in advance, the Lender may take corresponding measures pursuant to the External Agreements, including the demand for the Borrower's prepayment.

         Article 9   Insurance

         9.1 The Borrower shall cover full insurance for the assets incurred by this Loan or the assets incurred by the original external debt funds which are replaced by utilizing this Loan, and shall, in respect of imported equipment, cover imported commodity domestic transportation insurance, installment insurance, construction project insurance, property insurance and other necessary insurance with a Chinese insurance institution in connection with the equipment under such Agreement in the delivery, construction and repayment periods. All the insurance coverages shall dovetail and allow of no suspension in the duration of insurance and the insurance amount shall not be lower than the sum of principal and interest of the loan under this Agreement.

         9.2 The insurance proceeds shall first be used to repay the investment and interest of the Loan and its fees, but such insurance proceeds may continue to be used for purposes stipulated in this Agreement with the written consent of the Lender.

         9.3 The Borrower shall renew in time the insurance policy prior to its expiration. During the effective period of this Agreement, the Borrower shall not suspend the insurance for whatever reason. If the Borrower suspends the insurance, the Lender has the right to cover the insurance on its behalf and the insurance premium shall be paid by the Borrower within ten days after having received the Lender's notice with the overdue interest to be accrued for the overdue in accordance with
                 Article 7 of this Agreement.

         9.4 The insurance premium incurred for insurance under this Article shall be borne by the Borrower.

         Article 10   Tax

         10.1 The tax which the Issuer pays and/or will pay under the External Agreements shall all be borne by the Borrower in accordance with the proportion of its on-lending loan in the funds collected through issuance of bonds.

         10.2 The tax payable under this Agreement shall be carried out in accordance with Chinese tax laws and relevant regulations, and the Borrower shall submit relevant tax payment receipt to the Lender at the Lender's request.

         Article 11   Guarantee

         The Borrower hereby guarantees that:

         11.1 since the effectiveness of this On-lending Agreement it will, pursuant to the stipulations of this Agreement, perform unconditionally and consecutively all its responsibilities and obligations of repaying the principal with interest under this Agreement and other obligations as stipulated in this Agreement without being affected in any way because of its loss incurred or its ability or inability of repayment;

         11.2 the Borrower is a legal entity or institution which is established, exists and engages in legal business activities in accordance with the laws of China, is entitled to execute and perform this Agreement, and has completed all necessary legal and administrative procedures in executing and performing this On-lending Agreement;

         11.3 all the documents which the Borrower has provided and will provide to the Lender are true, accurate, effective and latest as required;

         11.4 the Borrower's execution and performance of this Agreement does not violate any of the current Chinese laws, regulations and rules nor does it violate any contract or agreement to which the Borrower is a party;

         11.5 the Borrower has covered full insurance in connection with the assets incurred by external debt funds which are obtained through utilizing this Loan and that it has, in respect of imported equipment, covered imported commodity domestic transportation insurance, installment insurance, construction project insurance, property insurance and other necessary insurance with a Chinese insurance institution in connection with the equipment under such contract in the delivery, construction and repayment periods;

         11.6 any agreement which the Borrower enters into or shall enter into with a third party shall not affect or harm all the interests which the Lender enjoys under this Agreement;

         11.7 the Borrower, the Borrower's assets and the Borrower's officers are not involved or will not be involved in any significant arbitration or legal proceedings, nor are they subject to mandatory administrative measure of any governmental authority (these arbitration, or legal proceedings, or administrative measures will produce significant adverse impact on its finance, operation and management);

         11.8 all the assets incurred by external debt funds under this Agreement shall not be used as any other form of mortgage or any form of guaranty during the term of execution of this Agreement without the written consent of the Lender;

         11.9 the Borrower reaffirms at each withdrawal and repayment that the above-mentioned representation and guaranty remain true, effective and accurate.

         Article 12   Promises

         12.1 The distribution principle of repaying loan first and sharing profit second shall be carried out in connection with the plan of repayment of principal with interest for this project;

         12.2 If the Borrower extends the business scope as stipulated in its business license or the scope of business and management as approved by relevant governmental authority, or assigns any of its assets or changes its business, it must seek written consent from the Lender before submitting it to the administrative authority for industry and commerce or relevant governmental authority for approval;

         12.3 If the Borrower engages in any form of mortgage, pledge or guaranty for its assets and interests, it must inform the Lender and seek written consent from the Lender in advance;

         12.4 The Borrower must, at the request of the Lender, provide all the information materials in time in connection with its business and finance to the Lender, accept the Lender's supervision and provide convenient conditions to the Lender in inspecting the use and repayment of the loan and the production and operation status of the Borrower;

         12.5 If any adverse change on the part of the Borrower has occurred or will occur which will affect its repayment capability or its operation and financial status, the Board of Directors must make a decision thereto or the Borrower must inform the Lender within ten days of the occurrence of the above instance and put forth its proposal or measure for settlement or handling;

         12.6 If the Borrower requires to take any significant action such as restructuring, reorganization, merger, acquisition, equity transfer or equity mortgage, it shall inform the Lender in advance and seek written consent from the Lender in advance;

         12.7 The Borrower must within thirty days at the end of each quarter provide the financial statement, profit and loss statement and other financial reports for the preceding quarter to the Lender, and must within three months at the end of each financial year provide the financial statement, profit and loss statement, other financial reports and relevant information for the preceding year which are audited by an accounting firm to the Lender;

         12.8 The Borrower must run its business steadily and maintain good financial status;

         12.9 The Borrower shall inform immediately the following matters to the Lender:

                 (1) Any arbitration or legal action in relation to the Borrower or this project;
                 (2) Mandatory measure has been taken by any relevant governmental authority against any property of the Borrower;
                 (3) Other information in connection with the project which is required by the Lender.

         12.10   The Borrower hereby acknowledges as follows:

         1. The funds which are collected through this issuance of the bonds are partly aimed at raising funds for the Borrower, and the China Construction Bank, for the sole benefit of the Borrower, has as far as possible obtained the most favorable conditions and terms in signing the External Agreements with relevant parties at the request of the Borrower;

         2. The Borrower commits that regardless of whether the Borrower uses the loan pursuant to this Agreement, the Borrower will:

                 (1) bear the expenses and risks which shall be borne by the Borrower and which are incurred in the course of execution and performance of the External Agreements in connection with this loan and pursuant to the stipulation of this Agreement, and will, pursuant to the notification of the Lender, compensate in full the Issuer and the Lender for any expense and loss sustained because of the External Agreements and related to this loan;
                 (2) the calculation of the loan interest under this Agreement shall start from April 11, 1997 in accordance with relevant stipulation on interest calculation in the External Agreements;

         3. The Borrower commits that in compensating the Lender's loss or in notifying the Lender to make prepayment pursuant to relevant terms of this Agreement, the Borrower, after having received the above notification, must immediately repay the loan pursuant to the requirement of the notification, meanwhile, the Borrower irrevocably authorizes the Lender to make direct deduction, transfer and use in case of compensating for the loss of the Lender or notifying the Borrower to make prepayment pursuant to relevant terms of this Agreement;

         4. Unless the records are wrong, otherwise the records of the Lender shall govern in respect of the debt records of the loan under this Agreement.

         12.11 The Borrower must strictly carry out the stipulations of the "Accord on Special-purpose Funds" (Annex 1);

         12.12 The Borrower guarantees that the repayment of the loan under this Agreement is not subordinate to any other debt of the Borrower;

         12.13 The Lender is entitled to exercise supervision and examination over the Borrower pursuant to the stipulation of this Agreement;

         12.14 The Borrower must deliver all the RMB settlement of accounts and the import-export settlement of accounts to the Lender or their designated branch for handling;

         12.15 The Lender holds that the financial status of the Guarantor has deteriorated to such an extent as to suspend operation or to go bankrupt or to be incapable of performing its obligations under the guaranty agreement; that the Guarantor may be confronted with events of liquidation or being merged or dissolved and rescinded which will produce adverse impact on the interests of the Lender; and that the Guarantor is involved or will be involved in significant arbitration or legal proceedings and debt dispute which will affect the implementation of this On-lending Agreement. Once the Lender confirms the occurrence of the above situation, the Lender is entitled:

                   (1) to demand that the Borrower shall, in connection with the above-mentioned guaranty obligations undertaken by the Guarantor, find a new guarantor acceptable to the Lender within the time-limit (no longer than 45 days) set by the Lender;
                   (2) if the Borrower fails to provide the guaranty acceptable to the Lender within the above time-limit, the Borrower is regarded as having committed an event of default as stipulated in Article 13, the Lender may take any appropriate action which it is entitled to take pursuant to the terms of the event of default;

         12.16 Any undetermined matters in this Agreement, if being stipulated in the External Agreements, will be included in the supplementary agreement to this Agreement, the terms in the supplementary agreement will be determined by the Lender pursuant to the External Agreements and both the Lender and the Borrower shall execute and perform.

         12.17 In order to meet the need of the Borrower for paying the principal and interest for the issuance of bonds, the Lender will, on the basis of the foreign debt quotas acquired by the Borrower, raise funds for the Borrower pursuant to relevant stipulations for such foreign debt quotas, so as to enable the Borrower to repay the principal and pay the interest and relevant fees of the on-lending loan under this On-lending Agreement.

              Article 13   Events of Default

         13.1 Any of the following acts or events shall constitute the Borrower's event of default:

                 (1) The Borrower fails to repay principal and pay interest and other fees pursuant to the stipulations of this On-lending Agreement;
                 (2) The Borrower fails to perform any obligation which it shall undertake pursuant to the stipulations of this On-lending Agreement and relevant documents;
                 (3) The Borrower's guaranty in this On-lending Agreement and the notification or other document made or delivered therefrom are proved to be significantly inconsistent with facts or inaccurate or incapable of performance;
                 (4) The Lender holds that the fact that the Borrower has made guaranty, mortgage and pledge in connection with its assets and interests has gravely affected its performance of all the obligations under this Agreement;
                 (5) The Lender holds that the financial status of the Borrower and the Guarantor has deteriorated so gravely that they may suspend operation or go bankrupt or not be able to perform their obligations under this Agreement;
                 (6) Any agreement, contract or document related to this On-lending Agreement is suspended for implementation or declared invalid;
                  (7) The Borrower has been or will be confronted with events of liquidation or being merged or dissolved and rescinded which will produce adverse impact on the interests of the Lender;
                  (8) The Borrower fails to repay in time any other debt which it owes the China Construction Bank and the Lender holds that the Borrower's default in any other debt agreement will affect the Borrower's repayment of any debt under this Agreement;
                  (9) The Borrower, the Borrower's assets or the Borrower's
                      officers have been involved or shall be involved in any significant arbitration or legal proceedings and debt dispute (the Lender holds that these arbitration or legal proceedings or debt dispute may produce adverse impact on the Borrower's performance of this Agreement), however, if the Borrower's officers are involved or shall be involved in any significant arbitration or legal proceedings and debt dispute which are merely individual actions unrelated to their titles, then such actions shall not constitute the Borrower's default;
                  (10) The Borrower arbitrarily embezzles any portion of the loan under this Agreement;
                  (11) The Borrower opens an account or handles settlement in a bank which is not designated by the Lender;
                  (12) The Guarantor violates any obligation stipulated in the letter of guaranty;

         13.2 In case any of the above-mentioned events of default occurs, the Lender is entitled to take one or several of the following measures:

                  (1) to correct  within a definite time in accordance with
                      the notification of the Lender;
                  (2) to suspend withdrawal immediately;
                  (3) to declare the maturity of all the loan and require
                      immediate repayment of all the loan and its corresponding interest and fees;
                  (4) the Lender may ask the Borrower to compensate for any
                      loss and the additional expenses therefrom because of the Borrower's default.

         Article 14   The Lender's Exercise of Rights

         The fact that the Lender has not exercised or has not exercised in time any obligations under this On-lending Agreement in the course of the implementation of this Agreement shall not be regarded as its waiver of rights and shall not affect any obligation which the Borrower shall undertake under law and this On-lending Agreement.

         Article 15 Assignment of the Rights and Obligations of the Lender and the Borrower

         15.1 The rights and obligations of the Lender under this On-lending Agreement may be legally assigned.

         15.2 The assignment of the rights and obligations of the Borrower under this On-lending Agreement can be executed only after seeking written consent from the Lender in advance.

         Article 16   Amendment and Supplement

         If there is adjustment in relevant policy of the State or other uncovered matters in this On-lending Agreement, it may be jointly consulted, amended and supplemented by both parties in accordance with the stipulations of the External Agreements on the prerequisite of ensuring non-violation of the External Agreements and timely repayment of investment and payment of interest and relevant fees and of not harming the interests of the Lender. The amendment and supplement shall constitute an inseparable part of this On-lending Agreement and shall be as equally authentic as this Agreement.

         Article 17   Dispute Resolution

         17.1 The signed text of the "External Agreements" shall govern in connection with the final interpretation of the written language and terms which have occurred and are used in this Agreement in relation to the External Agreements.

         17.2 Should there be any dispute between the Borrower and the Lender in the course of entrustment and on-lending, it shall first be settled through friendly consultation. If no agreement can be reached, any party may institute legal proceedings at a people's court with jurisdiction according to law.

         Article 18   Effectiveness of the Annexes

         The annexes to this On-lending Agreement are the inseparable parts of this On-lending Agreement and shall be as equally authentic as this Agreement. Annex 3 may be adjusted and/or supplemented by the Lender in accordance with corresponding stipulations of the External Agreements.


         Article 19   Miscellaneous

         If the reform in the foreign currency system of the State and other changes in policy are related to the use and repayment of foreign currency, the Lender shall notify the Borrower on time and redefine relevant terms of this Agreement pursuant to relevant stipulations of the State. Should there be any change, the terms after the change shall govern.

         Article 20   Effectiveness

         20.1 This On-lending Agreement will come into force upon the Lender's notification after all the following conditions are satisfied:

         (1)     Execution of this Loan Agreement;

         (2)     Effectiveness of the External Agreements.

         This Agreement will automatically cease to be effective upon the date when the Borrower has paid all the loan principal, interest and any other fees stipulated in this Agreement.

         20.2 This On-lending Agreement is prepared in five original copies with the Lender retaining three and the Borrower retaining two and with duplicates delivered to relevant parties.

         Article 21   Mode of Notification

         The correspondence in the course of the implementation of this Agreement shall be delivered correctly by the Lender and the Borrower to the following addresses (If there is any change, it shall be notified in time to the other Party):

         Lender:           Address:

                           Name:

                           Tel.:

                           Fax:

                           Postcode:



         Borrower:         Address:

                           Name:

                           Tel.:

                           Fax:

                           Postcode:

         If it is notified by fax, the original must be mailed by registered courier service immediately after the fax is sent. If it is mailed by registered courier service, the date of mail shall govern.



Borrower:                                 Lender:



(seal)                                    (seal)






Signature of Legal Representative         Signature of Legal Representative
(or his or her authorized                 (or his or her authorized
representative):                          representative):






Place of Signature:                       Date of Signature:

Annex 1

                  Accord on Special-purpose Funds in Connection
                      with the Repayment of On-lending Loan
                         for Issuance of Bonds Overseas

         In order to meet the need for construction and development of the Yangcheng Power Plant Project, the Shanxi Branch of the China Construction Bank (hereinafter referred to as the Lender) and the Yangcheng International Power Company Ltd. (hereinafter referred to as the Borrower) have signed the On-lending Agreement totaling [***]. For the sake of ensuring the timely use and repayment of the principal and payment of interest and relevant fees of the foreign debt under the above-mentioned Agreement, both the Borrower and the Lender have reached the following accord through friendly consultations:

         Article 1 Opening and Purposes of Relevant Account of Special-purpose Funds

                  The Borrower applies for opening the following accounts within 10 days upon the effectiveness of this Accord:

         1. The Borrower applies to the Administration of Exchange Control for opening an account in the Lender's International Business Department which will be used for repaying the special-purpose funds of the foreign debt.
         2. The Borrower shall open a special-purpose RMB fund account (its name will be determined separately) in an institution designated by the Lender. The RMB funds in the account will be used to make payment in regulated and rationed foreign exchange as well as relevant fees incurred under this Accord.

         Article 2   Sources of the Funds of the Special-purpose Account

         In order to ensure the timely performance of external payment, the Borrower shall reserve the following funds as the sources for repayment (if there is any change in the accounting system of the State, both Parties may make corresponding adjustment pursuant to the new accounting system):

         1. The depreciation fund of fixed assets which shall be withdrawn for imported equipment of the project and which shall be used for repayment;
         2. The additional profits which may be used for repayment pursuant to relevant stipulations after the completion of the project;
         3.   Foreign currency earnings after the completion of the project;
         4.   Development fund for the enterprise;


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         5. Overall benefits of the Borrower and other income and funds under enterprise control which may be used for repayment;
         6. The exempted or refunded taxes which may be used for repayment after submission to relevant authorities for approval.

         Article 3   Use of the Account

         1. The Borrower shall, pursuant to the "Schedule for Repayment of Principal with Interest" or the notification of the Lender, deposit the required funds not later than six months before the Date of Payment in the "Special-purpose Fund Account for the Repayment of Foreign Debt" or the RMB special-purpose fund account which is opened at the Lender's Bank.
         2. The depreciation funds of fixed assets that are withdrawn from imported equipment of the project must be deposited in the Borrower's RMB special-purpose account which is opened at an institution designated by the Lender.
         3. After the project has gone into operation, the RMB settlement in the credit period must be handled in the Lender or its branch .
         4. After the project has gone into operation, the settlement for the import and export of products in the credit period must be handled in the International Business Department of the Lender, and the foreign currency earnings designated for repayment shall immediately be deposited in the Borrower's "Special-purpose Fund Account for the Repayment of Foreign Debt"
         5. The Borrower shall repay the principal with interest on the matured foreign currency loan with the kind of currency stipulated in the loan agreement. If the Borrower makes repayment with other kind of currency agreed to by the Lender, the Lender will act as an intermediary in foreign exchange trading in accordance with the exchange rate announced by the Administration of Exchange Control at that time with the exchange rate risk borne by the Borrower.
         6. The Lender will, on the basis of current deposit, accrue and pay interest on the Borrower's balance of the funds in the special-purpose fund account.

         Article 4    Management of Special-purpose Funds

         1. The Borrower shall, pursuant to the stipulations of this Accord, deposit in time the foreign currency and RMB funds used for external payment in the above account. The Lender is entitled to handle directly the procedures of transfer for any delayed payment.

         2. Without prior written consent of the Lender, the Borrower shall not handle RMB settlement stipulated in Article 3.3 and import and export settlement stipulated in Article 3.4 in any bank other than the Lender's during the repayment period.

                  If it is discovered that the Borrower handles the above-mentioned settlement in any bank other than the Lender's, the Lender is entitled to withhold from the Borrower's deposit account a sum which is [***] of the total


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

         amount of each default in settlement. The default fine withheld pursuant to the above-mentioned stipulation shall not affect the performance of the terms of "Events of Default" under the On-lending Agreement.

         3. The Borrower shall deposit in time a full amount of rationed or regulated foreign exchange in the "Special-purpose Fund Account for Repayment of Foreign Debt" so as to make it available for payment in foreign currency. The Lender shall handle any of the Borrower's unpaid payable account because of delayed or insufficient amount of rationed or regulated foreign exchange as an overdue, and overdue interest shall be accrued on the overdue sum in accordance with the stipulations of the On-lending Agreement.

         4. Owing to foreign exchange trading during the period of external payment, the Lender may temporarily advance the balance of the arrears of the payment resulting from change in exchange rate and then withhold it in the next external payment with the accrued interest pursuant to the stipulated corresponding loan interest rate. The Lender shall, on the basis of the current deposit for foreign currency, accrue and pay interest on the balance of the foreign currency special-purpose fund account for external payment.

         5. The banking charges incurred in foreign exchange rationing, regulation and trading as well as other relevant fees under this On-lending Agreement shall all be borne by the Borrower.

         6. Should there be any major policy adjustment by the State, this Accord may be amended through joint consultations between the Borrower and the Lender on the premise of ensuring to repay on schedule the principal with interest and relevant fees to relevant foreign parties under the above-mentioned On-lending Agreement.


                  Yangcheng International Power Company Ltd.
                              (official seal)

                  Signature of Authorized Representative:

                  Shanxi Branch of China Construction Bank
                              (official seal)

                  Signature of Authorized Representative:

                           Date of Signature:

Annex 2

                        Letter of Guaranty for Repayment

China Construction Bank:

         Whereas the Yangcheng International Power Company Ltd. (the Borrower) has entrusted the China Construction Bank to raise funds through issuing bonds overseas, the Borrower and the Shanxi Branch of the China Construction Bank (the Lender) has for this purpose executed the On-lending Agreement totaling
[***]. This Guarantor sincerely guarantees that the Borrower will repay on time the principal, interest and fees in foreign currency under the above-mentioned Agreement, and has hereby established this letter of guaranty which specifies the liabilities for guaranty as follows:

         1. This letter of guaranty is an unconditional and irrevocable one whose amount guaranteed is the sum of all the principal, interest and fees under the above-mentioned Agreement.

         2. In the event that the Borrower fails to deliver on schedule all or part of the principal, interest and fees of the matured loan under the above-mentioned Agreement because of difficulties in making repayment or any other causes, the Guarantor will undertake collateral liability and shall, within 15 working days after having received a written notice from the Lender, guarantee to pay in full to the Lender the foreign currency amount payable by the Borrower as mentioned in the notice. If this Guarantor is unable to perform the above-mentioned liability for guaranty, this Guarantor hereby accepts that the Lender may directly deduct or entrust the bank of deposit to deduct the corresponding amount from any account of this Guarantor.

          3. All the assets of this Guarantor, including but not being limited to all the fixed assets, real estate, stock ownership and working asset owned by this Guarantor, are the material guaranty for issuing this letter of guaranty by this Guarantor. If this Guarantor fails to perform its liability for guaranty pursuant to the stipulation of this letter of guaranty, the Lender is entitled to acquire through legal procedures the corresponding assets which this Guarantor offers as a guarantee.
                  The Lender is also entitled to ask this Guarantor which, on the basis of all its assets as the material guaranty for this letter of guaranty, will set up a mortgage to which the Lender is the beneficiary.

         4. This letter of guaranty takes effect as of today and will remain effective when the Lender agrees to the Borrower's postponement of payment, while the amount guaranteed will be decreasing with the Borrower's repayment of the loan until the guaranteed amount has been repaid in full by the Borrower or the Guarantor.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                  This Guarantor hereby confirms that the extension of the above-mentioned loan may be regarded as having obtained prior consent from this Guarantor and that this Guarantor agrees to undertake collateral liability. This Guarantor waives its right of raising a plea against any demand for repayment of loan or for performance of guaranty obligations on the part of the Lender.

         5. This Guarantor hereby confirms that it agrees to undertake collateral liability.

         6. This letter of guaranty is of the nature of a continuing liability for guaranty which is affected neither by any instruction of the higher unit of the Guarantor nor by any agreement and document which the Borrower has concluded with any unit; nor is it affected in any way by any change in the Borrower's position or financial status, such as whether it goes bankrupt, is closed, suspended, merged and transferred, turns to be a joint stock company, or is purchased; nor is it affected by any change in the nature of its enterprise, scope of business, articles of association, and organization and institution.

         7. This Guarantor is a legal entity which is lawfully established, is issued with a business license by the administration for industry and commerce, is possessed of property as guaranty which is sufficient to repay the above-mentioned amount of guaranty, and can guarantee to perform the obligations under this letter of guaranty during the term of guaranty.

         8. In the event of any situation which may affect its ability for guaranty during the effective term of this letter of guaranty, this Guarantor shall notify both the Borrower and the Lender and shall guarantee the continued effectiveness of the guaranty. This Guarantor shall not assign its obligation for guaranty without the prior written consent of the Lender.

         9. This Guarantor hereby confirms that the content and form of the above-mentioned Agreement and its annexes have been accepted by this Guarantor.

         10. This letter of guaranty remains effective when both the Borrower and the Lender agree to make amendments to the above-mentioned Agreement.

         11. This Guarantor hereby agrees that any accommodation and grace granted to the Borrower by the Lender will not affect the obligations of the Guarantor under this letter of guaranty.

                Guarantor: ____________________
                              (official seal)

                Legal Representative: ___________________
                                           (signature)

                Address of the Guarantor: _________________

                The Guarantor's bank of deposit and account number:_____________



                                                day           month         year